SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549





                                  FORM 8-K
                               CURRENT REPORT





                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): April 17, 1998





                           McDONALD'S CORPORATION
           (Exact name of Registrant as specified in its Charter)



    Delaware                  1-5231                  36-2361282
  (State of Incorporation) (Commission File No.)     (IRS Employer
                                                     Identification No.)



                            One McDonald's Plaza
                          Oak Brook, Illinois 60523
                               (630) 623-3000
          (Address and Phone Number of Principal Executive Offices)

  Item 7. Financial Statements, Pro Forma Financial Information and Exhibit
  ------  -----------------------------------------------------------------

  (c)  Exhibits
       --------

       (3) Restated Certificate of Incorporation effective as of March 24, 1998 filed herewith and By-Laws, effective as of December 19, 1997, incorporated by reference from Form 8-K dated January 5, 1998.

       (99) Press Release dated April 17, 1998 -- McDonald's Reports Global Results

                                  SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)



                                By:  /s/  Gloria Santona
                                     --------------------------------------
                                     Gloria Santona
                                     Vice President, Deputy General Counsel
                                     and Secretary